AXP(R)
   Blue Chip
         Advantage
                 Fund

2003 ANNUAL REPORT
(Prospectus Enclosed)
JAN. 31, 2003

AXP Blue Chip Advantage Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and nearly $64 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of December 2002.

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Table of Contents

From the Chairman                           3

Economic and Market Update                  4

Fund Snapshot                               6

Questions & Answers
   with Portfolio Management                7

The Fund's Long-Term Performance           10

Investments in Securities                  11

Financial Statements                       15

Notes to Financial Statements              18

Independent Auditors' Report               28

Federal Income Tax Information             29

Board Members and Officers                 30

Results of Meeting of Shareholders         33

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

The recent proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas.

The American Express Funds Board is an independent body comprised of nine members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--  Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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4   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Fund Snapshot
         AS OF JAN. 31, 2003

PORTFOLIO MANAGER

Portfolio manager                 Jim Johnson, CFA
Tenure/since                                  1/98
Years in industry                               12

FUND OBJECTIVE

For investors seeking long-term total return exceeding that of the U.S. stock market.

Inception dates
A: 3/5/90     B: 3/20/95  C: 6/26/00    Y: 3/20/95

Ticker symbols
A: IBLUX      B: IDBCX    C: AXACX      Y: IBCYX

Total net assets                    $1.548 billion

Number of holdings               approximately 210

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
        X            LARGE
                      MEDIUM  SIZE
                      SMAL

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                            13.4%
Banks and savings & loans               9.3
Computers & office equipment            8.9
Retail                                  7.2
Financial services                      6.1

TOP TEN HOLDINGS

Percentage of portfolio assets
Microsoft                               3.1%
Wal-Mart Stores                         2.8
Exxon Mobil                             2.7
General Electric                        2.7
Pfizer                                  2.3
Citigroup                               2.1
Johnson & Johnson                       2.1
Merck & Co                              2.0
Intl Business Machines                  1.9
Bank of America                         1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings subject to change.

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6   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

Q: How did AXP Blue Chip Advantage Fund perform for the 12-month period ended Jan. 31, 2003?

A: The Fund's Class A shares fell 23.70%, excluding sales charge, more than the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which dropped 22.07%. The Fund also underperformed the S&P 500 Index, which declined 23.02% for the period. In a tumultuous market environment, the Fund's portfolio had a slightly lower risk profile during the year than the S&P 500 Index as well as the Fund's peer group, as indicated by standard deviation, a measure of volatility of returns. (Source: Lipper Analytical Services).

Q:   What factors had the most significant impact on performance?

A: Negative economic, regulatory and geopolitical events affected the U.S. equity market this past fiscal year and hurt the Fund as well. Announcements of corporate scandal and increased investor distrust, along with a deteriorating and less certain U.S. economic growth outlook, had significant impacts on equity returns. Despite the overall negative market and Fund results, there were times when optimism overwhelmed persistent levels of fear and uncertainty. In October and November of last year, the S&P 500 was up 15.20%.

     These volatile shifts between up and down markets impacted the Fund's performance relative to the market. For the first six months of the fiscal year, Jan. 31, 2002 through July 31, 2002, the Fund outperformed the S&P 500 by roughly 0.50%. During this period, stock selection was particularly helpful within the consumer cyclical, healthcare and technology sectors. Over the next six months, the Fund underperformed the S&P 500 by roughly 1.40%. A few stocks with greater negative earnings than expected and the volatile mood shifts in the market drove these disappointing results during this period.

(bar chart)
            PERFORMANCE COMPARISON
      For the year ended Jan. 31, 2003

  0%
 -5%
-10%
-15%   (bar 1)          (bar 2)          (bar 3)
-20%   -23.70%          -23.02%          -22.07%
-25%

(bar 1)   AXP Blue Chip Advantage Fund Class A (excluding sales charge)
(bar 2)   S&P 500 Index (unmanaged)
(bar 3)   Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund maintained its discipline of emphasizing stocks with attractive valuations, good growth dynamics and financial strength throughout the year. (end callout quote)

AVERAGE ANNUAL TOTAL RETURNS

as of Jan. 31, 2003

                             Class A                    Class B                 Class C                     Class Y
(Inception dates)            (3/5/90)                  (3/20/95)               (6/26/00)                   (3/20/95)
                       NAV(1)        POP(2)       NAV(1)   After CDSC(3)    NAV(1)  After CDSC(4)       NAV(5)   POP(5)
 1 year               -23.70%       -28.08%      -24.36%      -27.38%      -24.29%     -24.29%         -23.63%   -23.63%
 5 years               -4.06%        -5.19%       -4.80%       -4.95%         N/A         N/A           -3.93%    -3.93%
 10 years              +6.77%        +6.14%         N/A          N/A          N/A         N/A             N/A       N/A
 Since inception         N/A           N/A        +5.30%       +5.30%      -20.40%     -20.40%          +6.25%    +6.25%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Tenet Healthcare and H&R Block made surprising accounting-related statements, which impacted returns negatively. Despite the dramatic changes in market sentiment during this period, stock selection within the volatile technology sector was a positive contributor, helping to offset losses in other sectors.

Q: What changes did you make to the portfolio during the fiscal year?

A: The Fund maintained its discipline of emphasizing stocks with attractive valuations, good growth dynamics and financial strength throughout the year. This discipline did lead to a few high level changes and a modest amount of turnover during the year as markets remained very volatile. The Fund's weights relative to the S&P 500 in the financial and industrial sectors were reduced. Conversely, we increased the Fund's weighting in consumer staples and technology.

Q:   What is your outlook and how will you position the portfolio?

A: We believe the market will be driven primarily by events overseas and the outlook for the U.S. economy for the foreseeable future. We can expect rapid shifts in investor sentiment and high levels of market volatility. The Fund continues to be guided by the discipline of favoring attractive valuations, good growth dynamics and solid financial strength. The goal is to outperform the S&P 500 with market-like risk and remain fully invested in stocks. The Fund currently has a greater-than-benchmark position in food, household products, regional banks, computer hardware and computer software. Current underweights relative to the market include chemicals, autos, leisure, certain financial firms and semiconductors.

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9   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

The Fund's Long-Term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Blue Chip Advantage Fund Class A shares (from 2/1/93 to 1/31/03) as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)

         VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
             IN AXP BLUE CHIP ADVANTAGE FUND
$40,000
                                            (dotted line)
$30,000
                                            (dashed line)
$20,000                                     (solid line)

$10,000

        '93   '94   '95   '96   '97    '98   '99    '00    '01    '02     '03

(solid line) AXP Blue Chip Advantage Fund Class A
(dashed line) S&P 500 Index(1)
(dotted line) Lipper Large-Cap Core Funds Index(2)

                      Average Annual Total Returns
             Class A with Sales Charge as of Jan. 31, 2003
 1 year                                                           -28.08
 5 years                                                           -5.19
 10 years                                                          +6.14
 Since inception                                                    N/A

        Results for other share classes can be found on page 8.

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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10   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Blue Chip Advantage Fund
Jan. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.6%)
Issuer                                        Shares              Value(a)

Aerospace & defense (2.2%)
Boeing                                       121,600            $3,841,344
Goodrich                                     713,000            12,263,600
Precision Castparts                           85,300             2,160,649
Raytheon                                     233,800             7,035,042
United Technologies                          135,400             8,608,732
Total                                                           33,909,367

Automotive & related (0.5%)
PACCAR                                        63,000             2,729,160
SPX                                          124,100(b)          4,604,110
Total                                                            7,333,270

Banks and savings & loans (9.5%)
AmSouth Bancorporation                       133,000             2,725,170
Bank of America                              357,500            25,042,875
Bank One                                     136,800             4,994,568
Charter One Financial                        249,300             7,207,263
Comerica                                      94,300             3,819,150
FleetBoston Financial                        234,600             6,125,406
Golden West Financial                         98,900             7,272,117
GreenPoint Financial                         221,600             9,553,176
J.P. Morgan Chase                            331,500             7,737,210
KeyCorp                                      201,900             4,855,695
Natl City                                    223,100             6,202,180
Regions Financial                            109,000             3,573,020
U.S. Bancorp                                 721,500            15,223,650
Wachovia                                     226,100             8,132,817
Washington Mutual                            456,500            15,726,425
Wells Fargo                                  388,700            18,412,719
Total                                                          146,603,441

Beverages & tobacco (4.0%)
Altria Group                                 410,100            15,530,487
Coca-Cola                                    453,100            18,332,426
Coca-Cola Enterprises                        300,000             6,609,000
Constellation Brands                         178,000(b)          4,462,460
Fortune Brands                                29,100             1,282,437
PepsiCo                                      370,000            14,977,600
Total                                                           61,194,410

Building materials & construction (1.5%)
Fluor                                        278,400             8,279,616
KB HOME                                      242,800            10,855,588
Masco                                        232,800             4,234,632
Total                                                           23,369,836

Chemicals (0.9%)
du Pont (EI) de Nemours                      234,100             8,865,367
PPG Inds                                     109,900             5,366,417
Total                                                           14,231,784

Communications equipment & services (2.0%)
AT&T Wireless Services                       525,200(b)          3,187,964
CIENA                                        299,100(b)          1,734,780
JDS Uniphase                                 264,300(b)            716,253
Lucent Technologies                          665,400(b)          1,237,644
Verizon Communications                       529,300            20,261,604
WebMD                                        335,900(b)          3,164,178
Total                                                           30,302,423

Computer software & services (5.0%)
BMC Software                                 626,800(b)         11,050,484
Intuit                                        55,100(b)          2,429,910
Microsoft                                  1,013,000(b)         48,076,980
Oracle                                     1,355,500(b)         16,306,665
Total                                                           77,864,039

Computers & office equipment (9.1%)
Cisco Systems                              1,507,100(b)         20,149,927
Citrix Systems                               799,100(b)         11,027,580
Computer Sciences                            273,800(b)          8,378,280
Dell Computer                                605,100(b)         14,437,686
EMC                                        1,143,300(b)          8,803,410
First Data                                   252,000             8,668,800
Fiserv                                       171,900(b)          5,358,295
Hewlett-Packard                              598,900(e)         10,426,849
Intl Business Machines                       376,200            29,430,126
Pitney Bowes                                 149,300             4,858,222
QLogic                                        42,300(b)          1,407,744
Sanmina-SCI                                  105,700(b,e)          386,862
Storage Technology                           333,500(b)          7,370,350
Sun Microsystems                             662,100(b)          2,045,889
Symantec                                     161,800(b)          7,552,824
Total                                                          140,302,844

See accompanying notes to investments in securities.

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11   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares              Value(a)

Electronics (1.9%)
Altera                                       115,800(b)         $1,271,484
American Power Conversion                    286,200(b)          4,453,272
Analog Devices                                54,900(b)          1,313,757
Corning                                      222,700(b)            908,616
Intel                                      1,135,700            17,785,062
Jabil Circuit                                128,800(b)          2,010,568
Maxim Integrated Products                     41,400             1,289,610
Total                                                           29,032,369

Energy (4.9%)
Anadarko Petroleum                           124,000             5,717,640
Apache                                        43,300             2,702,353
Burlington Resources                          86,300             3,805,830
ChevronTexaco                                163,900            10,555,160
ConocoPhillips                               131,200             6,322,528
Exxon Mobil                                1,250,500            42,704,575
FirstEnergy                                   69,300             2,162,160
Occidental Petroleum                          86,700             2,532,507
Total                                                           76,502,753

Energy equipment & services (1.2%)
Halliburton                                  329,100             6,173,916
Progress Energy                               54,700             2,210,427
Schlumberger                                 108,300             4,082,910
Transocean                                   273,300             6,223,041
Total                                                           18,690,294

Financial services (6.2%)
Citigroup                                    981,800            33,754,284
Countrywide Financial                        126,200             6,961,192
Fannie Mae                                   327,800            21,208,660
Freddie Mac                                  295,400            16,536,492
MBNA                                         285,600             4,806,648
Morgan Stanley                               163,700             6,204,230
Radian Group                                 175,800             6,487,020
Total                                                           95,958,526

Food (2.4%)
Archer-Daniels-Midland                       815,400             9,825,570
ConAgra Foods                                515,300            12,640,309
Kellogg                                      154,900             5,173,660
Sara Lee                                     498,200             9,934,108
Total                                                           37,573,647

Health care (13.6%)
Abbott Laboratories                          279,900            10,669,788
Amgen                                        334,500(b)         17,046,120
Applera-Applied
  Biosystems Group                           392,500             6,888,375
Becton, Dickinson & Co                       161,800             5,307,040
Biogen                                        30,400(b)          1,162,800
Boston Scientific                            274,700(b)         11,111,615
Bristol-Myers Squibb                         685,500            16,170,945
Chiron                                        38,300(b)          1,437,016
Genzyme-General Division                      45,600(b)          1,475,160
Guidant                                      120,800(b)          4,061,296
Johnson & Johnson                            614,300            32,932,623
Lilly (Eli)                                  167,900            10,114,296
MedImmune                                     51,200(b)          1,525,248
Medtronic                                    211,000             9,478,120
Merck & Co                                   572,400            31,705,236
Pfizer                                     1,202,800            36,517,008
Pharmacia                                    251,800            10,517,686
Watson Pharmaceuticals                        91,500(b)          2,770,620
Zimmer Holdings                                6,100(b)            250,100
Total                                                          211,141,092

Health care services (1.9%)
Anthem                                       145,700(b)          9,045,056
Coventry Health Care                         228,200(b)          6,332,550
Oxford Health Plans                          286,400(b)         10,089,872
Wellpoint Health Networks                     61,300(b)          4,455,284
Total                                                           29,922,762

Household products (3.5%)
Clorox                                       184,900             7,066,878
Energizer Holdings                            55,700(b)          1,359,080
Gillette                                     284,900             8,518,510
Kimberly-Clark                               112,700             5,220,264
Newell Rubbermaid                            200,000             5,570,000
Procter & Gamble                             274,400            23,480,408
Viad                                         151,200             3,250,800
Total                                                           54,465,940

Industrial equipment & services (0.6%)
Deere & Co                                   124,600             5,258,120
Ingersoll-Rand Cl A                           92,500(c)          3,631,550
Total                                                            8,889,670

See accompanying notes to investments in securities.

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12   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares              Value(a)

Insurance (4.1%)
American Intl Group                          462,700           $25,041,324
Fidelity Natl Financial                      176,700             5,958,324
Hartford Financial Services Group             65,800             2,742,544
Marsh & McLennan                             103,900             4,429,257
MetLife                                      424,000            11,350,480
Principal Financial Group                     67,300             1,924,780
Prudential Financial                         112,500             3,574,125
Travelers Property Casualty Cl B             194,000(b)          3,154,440
UnumProvident                                297,400             5,195,578
Total                                                           63,370,852

Leisure time & entertainment (1.7%)
AOL Time Warner                              722,100(b)          8,419,686
Harrah's Entertainment                        53,000(b)          1,922,840
Mattel                                       291,200             5,824,000
Viacom Cl B                                  258,200(b)          9,953,610
Total                                                           26,120,136

Media (1.6%)
Comcast Cl A                                 444,700(b)         11,842,361
McGraw-Hill Companies                        165,900             9,824,598
Omnicom Group                                 49,300             2,972,790
Total                                                           24,639,749

Metals (0.6%)
Alcoa                                        199,800             3,950,046
Newmont Mining                                77,900             2,255,205
Worthington Inds                             213,800             3,243,346
Total                                                            9,448,597

Multi-industry conglomerates (4.7%)
3M                                            62,600             7,796,830
BearingPoint                                 678,000(b)          5,349,420
Eastman Kodak                                191,900             5,814,570
General Electric                           1,811,300            41,913,482
Pentair                                      106,800             3,922,764
Tyco Intl                                    470,900(c)          7,539,109
Total                                                           72,336,175

Paper & packaging (0.2%)
Ball                                          47,600             2,499,000

Real estate investment trust (0.3%)
Equity Office Properties Trust                81,300             1,946,322
Equity Residential                            53,400             1,305,096
Simon Property Group                          36,000             1,177,200
Total                                                            4,428,618

Restaurants & lodging (0.3%)
Starbucks                                    212,100(b)          4,818,912

Retail (7.3%)
Gap                                          257,800             3,771,614
Home Depot                                   511,800            10,696,620
Kroger                                       499,900(b)          7,543,491
Limited Brands                               237,300             2,987,607
Lowe's Companies                             212,600             7,266,668
May Dept Stores                              282,100             5,783,050
Penney (JC)                                  406,600             7,883,974
Staples                                      642,700(b)         11,035,159
TJX Companies                                576,800            10,590,048
Wal-Mart Stores                              905,200            43,268,560
Winn-Dixie Stores                            148,900             2,084,600
Total                                                          112,911,391

Textiles & apparel (1.2%)
Jones Apparel Group                          325,400(b)         10,634,072
Liz Claiborne                                136,900             3,931,768
Reebok Intl                                  155,400(b)          4,699,296
Total                                                           19,265,136

Transportation (0.8%)
Burlington Northern Santa Fe                 279,500             7,258,615
United Parcel Service Cl B                    92,100             5,556,393
Total                                                           12,815,008

Utilities -- electric (2.2%)
AES                                          105,700(b)            366,779
Ameren                                        37,500             1,474,875
American Electric Power                       79,500             1,877,790
Calpine                                       73,000(b)            237,980
CenterPoint Energy                            59,000               411,230
Cinergy                                       44,500             1,410,650
Consolidated Edison                           50,300             2,007,976
Dominion Resources                            66,500             3,603,635
DTE Energy                                    40,800             1,710,336
Duke Energy                                  191,900             3,268,057
Entergy                                       52,000             2,311,400
Exelon                                        69,800             3,554,914
FPL Group                                     41,600             2,429,024
Mirant                                        77,700(b)            136,752
PPL                                           42,300             1,480,500
Public Service Enterprise Group               55,600             1,961,568
Sempra Energy                                 39,700               956,770
Southern Co                                  151,600             4,270,572
Texas Genco Holdings                           2,950(b)             44,427
Total                                                           33,515,235

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares              Value(a)

Utilities -- gas (0.3%)
Dynegy Cl A                                   71,200              $133,144
El Paso                                      113,500               957,940
KeySpan                                       27,400               931,600
Kinder Morgan                                 23,600             1,064,596
NICOR                                          8,500               267,325
NiSource                                      47,200(e)            838,744
Peoples Energy                                 6,900               253,989
Williams Companies                           100,400(e)            325,296
Total                                                            4,772,634

Utilities -- telephone (2.4%)
ALLTEL                                        60,400             2,830,948
AT&T                                         149,200             2,906,416
BellSouth                                    363,100             8,271,418
CenturyTel                                    27,500               834,075
Citizens Communications                       54,800(b)            536,492
Nextel Communications Cl A                   176,700(b)          2,229,954
Qwest Communications Intl                    325,100(b)          1,469,452
SBC Communications                           645,100            15,766,244
Sprint (FON Group)                           173,200             2,102,648
Sprint (PCS Group)                           193,300(b)            726,808
Total                                                           37,674,455

Total common stocks
(Cost: $1,844,006,319)                                      $1,525,904,365

Short-term securities (2.9%)
Issuer                   Annualized          Amount               Value(a)
                        yield on date      payable at
                         of purchase        maturity

U.S. government agencies (2.4%)
Federal Home Loan Bank Disc Nt
     02-21-03                1.25%        $3,400,000            $3,397,562
Federal Home Loan Mtge Corp Disc Nt
     03-13-03                1.29         10,000,000             9,986,780
Federal Natl Mtge Assn Disc Nt
     02-25-03                1.29         25,000,000            24,978,997
Total                                                           38,363,339

Commercial paper (0.5%)
CAFCO
     02-03-03                1.33          7,100,000(d)          7,099,213

Total short-term securities
(Cost: $45,461,337)                                            $45,462,552

Total investments in securities
(Cost: $1,889,467,656)(f)                                   $1,571,366,917

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 0.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

     Type of security                           Contracts
     Purchase contracts
     S&P 500 Index, March 2003                     74
                                                   --

(f) At Jan. 31, 2003, the cost of securities for federal income tax purposes was $1,909,357,234 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $  39,308,830
     Unrealized depreciation                                  (377,299,147)
                                                              ------------
     Net unrealized depreciation                             $(337,990,317)
                                                             -------------


--------------------------------------------------------------------------------
14   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Blue Chip Advantage Fund

Jan. 31, 2003
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,889,467,656)                                                             $ 1,571,366,917
Capital shares receivable                                                                                  47,837
Dividends and accrued interest receivable                                                               2,154,711
Receivable for investment securities sold                                                                 271,950
U.S. government securities held as collateral (Note 5)                                                    681,086
                                                                                                          -------
Total assets                                                                                        1,574,522,501
                                                                                                    -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                         122,507
Capital shares payable                                                                                     81,061
Payable upon return of securities loaned (Note 5)                                                      26,202,686
Accrued investment management services fee                                                                 20,138
Accrued distribution fee                                                                                   21,235
Accrued service fee                                                                                           336
Accrued transfer agency fee                                                                                 9,237
Accrued administrative services fee                                                                         1,180
Other accrued expenses                                                                                    217,343
                                                                                                          -------
Total liabilities                                                                                      26,675,723
                                                                                                       ----------
Net assets applicable to outstanding capital stock                                                $ 1,547,846,778
                                                                                                  ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                          $     2,591,348
Additional paid-in capital                                                                          2,920,729,342
Undistributed net investment income                                                                     1,222,525
Accumulated net realized gain (loss) (Note 9)                                                      (1,057,662,343)
Unrealized appreciation (depreciation) on investments (Note 6)                                       (319,034,094)
                                                                                                     ------------
Total -- representing net assets applicable to outstanding capital stock                          $ 1,547,846,778
                                                                                                  ===============
Net assets applicable to outstanding shares:                Class A                               $   851,734,412
                                                            Class B                               $   567,569,527
                                                            Class C                               $     4,045,423
                                                            Class Y                               $   124,497,416
Net asset value per share of outstanding capital stock:     Class A shares     141,214,574        $          6.03
                                                            Class B shares      96,629,896        $          5.87
                                                            Class C shares         690,661        $          5.86
                                                            Class Y shares      20,599,647        $          6.04
                                                                                ----------        ---------------
*Including securities on loan, at value (Note 5)                                                  $    25,472,510
                                                                                                  ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Blue Chip Advantage Fund

Year ended Jan. 31, 2003
Investment income
Income:
Dividends                                                                    $  33,633,123
Interest                                                                           563,673
Fee income from securities lending -- net (Note 5)                                  40,475
   Less foreign taxes withheld                                                     (76,648)
                                                                                   -------
Total income                                                                    34,160,623
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               9,411,815
Distribution fee
   Class A                                                                       2,869,500
   Class B                                                                       7,755,749
   Class C                                                                          46,784
Transfer agency fee                                                              4,677,569
Incremental transfer agency fee
   Class A                                                                         266,887
   Class B                                                                         299,446
   Class C                                                                           2,595
Service fee -- Class Y                                                             200,021
Administrative services fees and expenses                                          587,696
Compensation of board members                                                       24,322
Custodian fees                                                                     164,646
Printing and postage                                                               522,062
Registration fees                                                                   31,716
Audit fees                                                                          25,500
Other                                                                               36,297
                                                                                    ------
Total expenses                                                                  26,922,605
   Earnings credits on cash balances (Note 2)                                      (38,503)
                                                                                   -------
Total net expenses                                                              26,884,102
                                                                                ----------
Investment income (loss) -- net                                                  7,276,521
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             (325,811,197)
   Futures contracts                                                              (197,905)
   Options contracts written (Note 7)                                            1,687,394
                                                                                 ---------
Net realized gain (loss) on investments                                       (324,321,708)
Net change in unrealized appreciation (depreciation) on investments           (288,292,776)
                                                                              ------------
Net gain (loss) on investments                                                (612,614,484)
                                                                              ------------
Net increase (decrease) in net assets resulting from operations              $(605,337,963)
                                                                             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Blue Chip Advantage Fund

Year ended Jan. 31,                                                           2003                         2002
Operations and distributions
Investment income (loss) -- net                                         $     7,276,521             $     9,154,484
Net realized gain (loss) on investments                                    (324,321,708)               (643,873,439)
Net change in unrealized appreciation (depreciation) on investments        (288,292,776)               (166,193,493)
                                                                           ------------                ------------
Net increase (decrease) in net assets resulting from operations            (605,337,963)               (800,912,448)
                                                                           ------------                ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                 (5,062,662)                 (8,756,823)
     Class B                                                                         --                     (72,644)
     Class C                                                                         --                      (2,695)
     Class Y                                                                 (1,215,387)                 (1,883,194)
   Net realized gain
     Class A                                                                         --                  (3,444,592)
     Class B                                                                         --                  (2,407,456)
     Class C                                                                         --                     (12,034)
     Class Y                                                                         --                    (637,827)
                                                                             ----------                 -----------
Total distributions                                                          (6,278,049)                (17,217,265)
                                                                             ----------                 -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                182,752,085                 323,585,092
     Class B shares                                                          47,803,193                 120,406,190
     Class C shares                                                           1,661,370                   3,453,956
     Class Y shares                                                          58,125,349                  81,833,717
Reinvestment of distributions at net asset value
     Class A shares                                                           4,932,119                  12,011,066
     Class B shares                                                                  --                   2,443,924
     Class C shares                                                                  --                      14,546
     Class Y shares                                                           1,215,387                   2,521,021
Payments for redemptions
     Class A shares                                                        (541,090,333)               (610,041,402)
     Class B shares (Note 2)                                               (301,061,281)               (300,902,888)
     Class C shares (Note 2)                                                 (1,655,252)                 (1,084,959)
     Class Y shares                                                        (169,455,492)                (82,971,052)
                                                                           ------------                 -----------
Increase (decrease) in net assets from capital share transactions          (716,772,855)               (448,730,789)
                                                                           ------------                ------------
Total increase (decrease) in net assets                                  (1,328,388,867)             (1,266,860,502)
Net assets at beginning of year                                           2,876,235,645               4,143,096,147
                                                                          -------------               -------------
Net assets at end of year                                               $ 1,547,846,778             $ 2,876,235,645
                                                                        ===============             ===============
Undistributed net investment income                                     $     1,222,525             $       290,459
                                                                        ---------------             ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Blue Chip Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write call options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option and the cost of a security for a purchased call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy financial futures contracts and also may buy call options on these futures contracts. Risks of entering into futures contracts include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $66,406 and accumulated net realized loss has been decreased by $66,406.

--------------------------------------------------------------------------------
19   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Jan. 31,                              2003                    2002
Class A
Distributions paid from:
      Ordinary income                       $5,062,662               $8,764,663
      Long-term capital gain                        --                3,436,752

Class B
Distributions paid from:
      Ordinary income                               --                   78,128
      Long-term capital gain                        --                2,401,972

Class C
Distributions paid from:
      Ordinary income                               --                    2,722
      Long-term capital gain                        --                   12,007

Class Y
Distributions paid from:
      Ordinary income                        1,215,387                1,884,647
      Long-term capital gain                        --                  636,374

As of Jan. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $     1,211,075
Accumulated gain (loss)                                      $(1,038,694,670)
Unrealized appreciation (depreciation)                       $  (337,990,317)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.35% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment from 0.08% to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002. The adjustment decreased the fee by $495,250 for the year ended Jan. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,480,972 for Class A, $845,724 for Class B and $1,348 for Class C for the year ended Jan. 31, 2003.

During the year ended Jan. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $38,503 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
21   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,180,319,479 and $2,855,108,926, respectively, for the year ended Jan. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                            Year ended Jan. 31, 2003
                                             Class A          Class B      Class C        Class Y
Sold                                      24,860,224        7,033,264      245,508      8,374,682
Issued for reinvested distributions          732,455               --           --        178,866
Redeemed                                 (77,333,074)     (45,318,877)    (249,971)   (24,560,966)
                                         -----------      -----------     --------    -----------
Net increase (decrease)                  (51,740,395)     (38,285,613)      (4,463)   (16,007,418)
                                         -----------      -----------       ------    -----------

                                                            Year ended Jan. 31, 2002
                                             Class A          Class B      Class C        Class Y
Sold                                      38,872,139       14,573,762      415,918      9,742,256
Issued for reinvested distributions        1,477,969          312,173        1,844        310,183
Redeemed                                 (73,840,776)     (37,327,995)    (137,519)    (9,882,257)
                                         -----------      -----------     --------     ----------
Net increase (decrease)                  (33,490,668)     (22,442,060)     280,243        170,182
                                         -----------      -----------      -------        -------

5. LENDING OF SECURITIES

At Jan. 31, 2003, securities valued at $25,472,510 were on loan to brokers. For collateral, the Fund received $25,521,600 in cash and U.S. government securities valued at $681,086. Income from securities lending amounted to $40,475 for the year ended Jan. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

As of Jan. 31, 2003, investments in securities included securities valued at $4,461,656 that were pledged as collateral to cover initial margin deposits on 74 open purchase contracts. The notional market value of the open purchase contracts as of Jan. 31, 2003 was $15,811,950 with a net unrealized loss of $933,355. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
22   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                   Year ended Jan. 31, 2003
                                                              Calls
                                                    Contracts       Premiums
Balance Jan. 31, 2002                                 2,900       $ 1,280,244
Opened                                               29,642         3,832,790
Closed                                              (24,761)       (3,801,323)
Exercised                                            (7,781)       (1,311,711)
                                                     ------        ----------
Balance Jan. 31, 2003                                    --       $        --
                                                     ------        ----------

See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Fund Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Jan. 31, 2003.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,038,694,670 as of Jan. 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.94     $ 9.92      $11.80     $11.88    $ 9.49
Income from investment operations:
Net investment income (loss)                                           .04        .03         .05        .03       .06
Net gains (losses) (both realized and unrealized)                    (1.92)     (1.95)       (.76)      1.11      2.55
Total from investment operations                                     (1.88)     (1.92)       (.71)      1.14      2.61
Less distributions:
Dividends from net investment income                                  (.03)      (.04)       (.04)      (.03)     (.06)
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                   (.03)      (.06)      (1.17)     (1.22)     (.22)
Net asset value, end of period                                      $ 6.03     $ 7.94      $ 9.92     $11.80    $11.88

Ratios/supplemental data
Net assets, end of period (in millions)                               $852     $1,533      $2,247     $2,455    $1,863
Ratio of expenses to average daily net assets(c)                     1.00%       .89%        .85%       .83%      .73%
Ratio of net investment income (loss) to average daily net assets     .61%       .54%        .50%       .40%      .69%
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (23.70%)   (19.38%)     (5.34%)     9.30%    27.71%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.76     $ 9.72      $11.63     $11.79    $ 9.43
Income from investment operations:
Net investment income (loss)                                            --         --          --         --        --
Net gains (losses) (both realized and unrealized)                    (1.89)     (1.94)       (.78)      1.03      2.52
Total from investment operations                                     (1.89)     (1.94)       (.78)      1.03      2.52
Less distributions:
Dividends from net investment income                                    --         --          --         --        --
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                     --       (.02)      (1.13)     (1.19)     (.16)
Net asset value, end of period                                      $ 5.87     $ 7.76      $ 9.72     $11.63    $11.79
Ratios/supplemental data

Net assets, end of period (in millions)                               $568     $1,047      $1,530     $1,588    $1,109
Ratio of expenses to average daily net assets(c)                     1.77%      1.65%       1.60%      1.59%     1.49%
Ratio of net investment income (loss) to average daily net assets    (.16%)     (.22%)      (.25%)     (.36%)    (.07%)
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (24.36%)   (19.98%)     (6.01%)     8.45%    26.75%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002     2001(b)
Net asset value, beginning of period                                $ 7.74     $ 9.70      $11.99
Income from investment operations:
Net investment income (loss)                                            --         --         .03
Net gains (losses) (both realized and unrealized)                   (1.88)     (1.94)      (1.16)
Total from investment operations                                    (1.88)     (1.94)      (1.13)
Less distributions:
Dividends from net investment income                                    --         --       (.03)
Distributions from realized gains                                       --      (.02)      (1.13)
Total distributions                                                     --      (.02)      (1.16)
Net asset value, end of period                                      $ 5.86     $ 7.74      $ 9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                 $4         $5          $4
Ratio of expenses to average daily net assets(c)                     1.79%      1.67%       1.60%(d)
Ratio of net investment income (loss) to average daily net assets    (.16%)     (.26%)       .04%(d)
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%
Total return(e)                                                    (24.29%)   (19.98%)     (8.79%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.96     $ 9.94      $11.81     $11.89    $ 9.50
Income from investment operations:
Net investment income (loss)                                           .05        .04         .06        .04       .07
Net gains (losses) (both realized and unrealized)                    (1.93)     (1.95)       (.75)      1.11      2.55
Total from investment operations                                     (1.88)     (1.91)       (.69)      1.15      2.62
Less distributions:
Dividends from net investment income                                  (.04)      (.05)       (.05)      (.04)     (.07)
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                   (.04)      (.07)      (1.18)     (1.23)     (.23)
Net asset value, end of period                                      $ 6.04     $ 7.96      $ 9.94     $11.81    $11.89

Ratios/supplemental data
Net assets, end of period (in millions)                               $124       $291        $362       $369      $323
Ratio of expenses to average daily net assets(c)                      .82%       .72%        .68%       .69%      .66%
Ratio of net investment income (loss) to average daily net assets     .76%       .70%        .67%       .54%      .77%
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (23.63%)   (19.23%)     (5.16%)     9.44%    27.82%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
27   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Blue Chip Advantage Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2003, and the financial highlights for each of the years in the five-year period ended January 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Blue Chip Advantage Fund as of January 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 14, 2003

--------------------------------------------------------------------------------
28   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information
                   (Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Blue Chip Advantage Fund
Fiscal year ended Jan. 31, 2003

Class A

Income distributions -- taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                       Per share
March 21, 2002                                                    $ 0.00906
June 21, 2002                                                       0.00224
Sept. 20, 2002                                                      0.00898
Dec. 20, 2002                                                       0.01094
Total distributions                                                $0.03122

Class Y

Income distributions -- taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                       Per share
March 21, 2002                                                    $ 0.01186
June 21, 2002                                                       0.00329
Sept. 20, 2002                                                      0.01322
Dec. 20, 2002                                                       0.01469
Total distributions                                                $0.04306

--------------------------------------------------------------------------------
29   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- --------------------------------------
Arne H. Carlson                Board member       Chair, Board Services Corporation
901 S. Marquette Ave.          since 1999         (provides administrative services
Minneapolis, MN 55402                             to boards). Former Governor  of
Born in 1934                                      Minnesota
------------------------------ ------------------ ----------------------------------- --------------------------------------
Philip J. Carroll, Jr.         Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan Materials
901 S. Marquette Ave.          since 2002         Corporation (engineering and        Company, Inc. (construction
Minneapolis, MN 55402                             construction) since 1998            materials/chemicals)
Born in 1937
------------------------------ ------------------ ----------------------------------- --------------------------------------
Livio D. DeSimone              Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East         since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                        Minnesota Mining and                Mills, Inc. (consumer foods), Vulcan
St. Paul, MN 55101-4901                           Manufacturing (3M)                  Materials Company (construction
Born in 1936                                                                          materials/ chemicals), Milliken &
                                                                                      Company (textiles and chemicals),
                                                                                      and Nexia Biotechnologies, Inc.
------------------------------ ------------------ ----------------------------------- --------------------------------------
Heinz F. Hutter*               Board member       Retired President and Chief
P.O. Box 2187                  since 1994         Operating Officer, Cargill,
Minneapolis, MN 55402                             Incorporated (commodity merchants
Born in 1929                                      and processors)
------------------------------ ------------------ ----------------------------------- --------------------------------------
Anne P. Jones                  Board member       Attorney and Consultant             Motorola, Inc. (electronics)
5716 Bent Branch Rd.           since 1985
Bethesda, MD 20816
Born in 1935
------------------------------ ------------------ ----------------------------------- --------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the fund's subadvisers, American Century Investment Management, Inc.

--------------------------------------------------------------------------------
30   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- --------------------------------------
Stephen R. Lewis, Jr.**        Board member       Retired President and Professor     Valmont Industries, Inc.
222 South 9th Street #440      since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Born in 1939
------------------------------ ------------------ ----------------------------------- --------------------------------------
Alan G. Quasha                 Board member       President, Quadrant Management,     Compagnie Financiere Richemont AG
720 Fifth Avenue               since 2002         Inc. (management of private         (luxury goods)
New York, NY 10019                                equities)
Born in 1949
------------------------------ ------------------ ----------------------------------- --------------------------------------
Alan K. Simpson                Board member       Former three-term United States     Biogen, Inc. (biopharmaceuticals)
1201 Sunshine Ave.             since 1997         Senator for Wyoming
Cody, WY 82414
Born in 1931
------------------------------ ------------------ ----------------------------------- --------------------------------------
Alison Taunton-Rigby           Board member       President, Forester Biotech since   Synaptic Pharmaceuticals Corporation
901 S. Marquette Ave.          since 2002         2000. Former President and CEO,
Minneapolis, MN 55402                             Aquila Biopharmaceuticals, Inc.
Born in 1944
------------------------------ ------------------ ----------------------------------- --------------------------------------

Board Members Affiliated with AEFC***

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- --------------------------------------
Barbara H. Fraser              Board member       Executive Vice President -  AEFA
1546 AXP Financial Center      since 2002         Products and Corporate Marketing
Minneapolis, MN 55474                             of AEFC since 2002. President -
Born in 1949                                      Travelers Check Group, American
                                                  Express Company,  2001-2002.
                                                  Management Consultant, Reuters,
                                                  2000-2001. Managing Director -
                                                  International Investments,
                                                  Citibank Global,  1999-2000.
                                                  Chairman and CEO, Citicorp
                                                  Investment Services and Citigroup
                                                  Insurance Group, U.S., 1998-1999
------------------------------ ------------------ ----------------------------------- --------------------------------------
Stephen W. Roszell             Board member       Senior Vice President -
50238 AXP Financial Center     since 2002, Vice   Institutional Group of AEFC
Minneapolis, MN 55474          President  since
Born in 1949                   2002
------------------------------ ------------------ ----------------------------------- --------------------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
31   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- -------------------------------
William F. Truscott            Board member       Senior Vice President - Chief
53600 AXP Financial Center     since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474          Vice President     2001. Former Chief Investment
Born in 1960                   since 2002         Officer and Managing Director,
                                                  Zurich Scudder Investments
------------------------------ ------------------ ----------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age             Position held      Principal occupation during past    Other directorships
                               with Fund and      five years
                               length of service
------------------------------ ------------------ ----------------------------------- -------------------------------
Jeffrey P. Fox                 Treasurer since    Vice President - Investment
50005 AXP Financial Center     2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                             Vice President - Finance,
Born in 1955                                      American Express Company,
                                                  2000-2002;  Vice President -
                                                  Corporate Controller, AEFC,
                                                  1996-2000
------------------------------ ------------------ ----------------------------------- -------------------------------
Paula R. Meyer                 President since    Senior Vice President and General
596 AXP Financial Center       2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                             since 2002; Vice President and
Born in 1954                                      Managing Director - American
                                                  Express Funds, AEFC, 2000-2002;
                                                  Vice President, AEFC,  1998-2000
------------------------------ ------------------ ----------------------------------- -------------------------------
Leslie L. Ogg                  Vice President,    President of Board Services
901 S. Marquette Ave.          General Counsel,   Corporation
Minneapolis, MN 55402          and Secretary
Born in 1938                   since 1978
------------------------------ ------------------ ----------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
32   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Results of Meeting of Shareholders

AXP Blue Chip Advantage Fund

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
 Arne H. Carlson         380,527,750.238                17,044,281.930
 Philip J. Carroll, Jr.  381,510,645.805                16,061,386.363
 Livio D. DeSimone       381,352,080.548                16,219,951.620
 Barbara H. Fraser       381,629,681.108                15,942,351.060
 Ira D. Hall             381,457,583.341                16,114,448.827
 Heinz F. Hutter         380,533,140.232                17,038,891.936
 Anne P. Jones           381,280,873.797                16,291,158.371
 Stephen R. Lewis, Jr.   382,102,180.859                15,469,851.309
 Alan G. Quasha          381,717,799.114                15,854,233.054
 Stephen W. Roszell      381,762,910.958                15,809,121.210
 Alan K. Simpson         380,084,966.077                17,487,066.091
 Alison Taunton-Rigby    381,828,146.653                15,743,885.515
 William F. Truscott     381,873,328.315                15,698,703.853

--------------------------------------------------------------------------------
33   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For"  Shares Voted "Against"   Abstentions       Broker Non-Votes
  326,724,519.482       35,813,052.223       10,960,337.463      24,074,123.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"  Shares Voted "Against"   Abstentions       Broker Non-Votes
  165,183,387.331       17,781,941.956       5,754,446.674       4,913,855.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For"  Shares Voted "Against"   Abstentions       Broker Non-Votes
  164,184,614.314       16,768,309.370       7,766,852.277       4,913,855.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
34   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)

AXP Blue Chip Advantage Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6025 V (4/03)